UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  November 3, 2004

ARES CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	000-50697	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Third Avenue, 46th Floor, New York, NY 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

As of November 3, 2004, Ares Capital Corporation (“Ares Capital”) and Ares Capital CP Funding LLC, a single member, special purpose, limited liability company, wholly owned by Ares Capital (“Ares Capital CP”), entered into:

(i)            a Purchase and Sale Agreement (the “Purchase Agreement”) pursuant to which Ares Capital has sold and contributed to Ares Capital CP certain loans it had originated or acquired and will continue to sell and contribute certain newly originated and acquired loans (the “Loans”),

(ii)           a Sale and Servicing Agreement (the “Servicing Agreement” and together with the Purchase Agreement, the “Agreements”) with certain conduits and institutional lenders agented by Wachovia Capital Markets, LLC (“Wachovia”), U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer, pursuant to which Ares Capital CP may obtain up to $150,000,000 in financing from the conduits and institutional lenders, and

(iii)          various supporting documentation, including a hedge agreement with an affiliate of Wachovia, concentration account and intercreditor agreements, securities account agreements and powers of attorney.

Under the Agreements, both Ares Capital and Ares Capital CP have made representations and warranties regarding the Loans as well as their businesses and properties and are required to comply with various covenants, servicing procedures, limitations on disposing of Loans sold to Ares Capital CP, reporting requirements and other customary requirements for similar securitized credit facilities.  The Agreements also include usual and customary events of default for securitized credit facilities of this nature, including allowing Wachovia, upon a default to pursue its rights in the Loans directly with the obligors.

Descriptions in this Current Report of the Servicing Agreement and the Purchase Agreement are qualified in their entirety by reference to copies of such documents which are filed as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated in this Item 2.03 by reference

Item 9.01.      Financial Statements and Exhibits.

(c)                   Exhibits:

Exhibit Number	Description

10.1	Purchase and Sale Agreement, dated as of November 3, 2004, by and among Ares Capital Corporation and Ares Capital CP Funding LLC.

10.2

Sale and Servicing Agreement, dated as of November 3, 2004, among Ares Capital CP, as borrower, Ares Capital as servicer, certain conduits and institutional lenders agented by Wachovia Capital Markets, LLC, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: November 8, 2004

	By:	/s/ Michael J. Arougheti

Name: Michael J. Arougheti
Title: President

EXHIBIT INDEX

Exhibit Number	Description

10.1	Purchase and Sale Agreement, dated as of November 3, 2004, by and among Ares Capital Corporation and Ares Capital CP Funding LLC.

10.2

Sale and Servicing Agreement, dated as of November 3, 2004, among Ares Capital CP, as borrower, Ares Capital as servicer, certain conduits and institutional lenders agented by Wachovia Capital Markets, LLC, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer.